UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 21, 2006

Date of Report (Date of earliest event reported)

VALERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51768	13-4119931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

(609) 235-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Change in Control Agreements

On December 21, 2006, Valera Pharmaceuticals, Inc. (the “Company”) entered into a Letter Agreement (collectively, the “409A Letter Agreements”) with each of Andrew T. Drechsler, Jerry Middleton and Matthew Rue to amend the change in control agreement (collectively, the “Change in Control Agreements”) each officer has with the Company.

Each of the 409A Letter Agreements provides that the officer’s right to receive a Change in Control Payment (as defined in the officer’s Change in Control Agreement) will be triggered solely upon a Change in Control (as defined in the officer’s Change in Control Agreement) of the Company, rather than upon the termination of such officer’s employment within a certain period following a Change in Control of the Company. The amendments to the Change in Control Agreements set forth in the 409A Letter Agreements were made pursuant to the rules governing non-qualified deferred compensation promulgated under Section 409A of the Internal Revenue Code of 1986, as amended.

A copy of the form of 409A Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the 409A Letter Agreement is qualified in its entirety by reference to the full text of the form of the 409A Letter Agreement.

Amendment to Employment Agreement

On December 21, 2006, the Company entered into a Letter Agreement (the “Tierney 409A Letter Agreement”) with David S. Tierney to amend Dr. Tierney’s Amended and Restated Executive Employment Agreement with the Company consistent with the 409A Letter Agreements.

A copy of the Tierney 409A Letter Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Tierney 409A Letter Agreement is qualified in its entirety by reference to the full text of the Tierney 409A Letter Agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Letter Agreement dated December 21, 2006 to Amend Change in Control Agreements by and between Valera Pharmaceuticals, Inc. and certain officers

10.2	Letter Agreement dated December 21, 2006 to Amend Amended and Restated Executive Employment Agreement by and between Valera Pharmaceuticals, Inc. and David S. Tierney

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by is behalf by the undersigned hereunto duly authorized.

VALERA PHARMACEUTICALS, INC.

Date: December 27, 2006	By:	/s/ Andrew T. Drechsler
Andrew T. Drechsler Chief Financial Officer

Exhibit Index

(d)	Exhibits

10.1	Form of Letter Agreement dated December 21, 2006 to Amend Change in Control Agreements by and between Valera Pharmaceuticals, Inc. and certain officers

10.2	Letter Agreement dated December 21, 2006 to Amend Amended and Restated Executive Employment Agreement by and between Valera Pharmaceuticals, Inc. and David S. Tierney